Exhibit 99.1

Investor Presentation Second Quarter Ended June 30, 2017 NYSE : AF

Forward Looking Statements 2 Cautionary Statements Regarding Forward-Looking Information This presentation contains a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the use of such words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar terms and phrases, including references to assumptions. Forward-looking statements are based on various assumptions and analyses made by us in light of our management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events that may be subject to circumstances beyond our control; increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment; changes in deposit flows, loan demand or collateral values; changes in accounting principles, policies or guidelines; changes in general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry; legislative or regulatory changes, including those that may be implemented by the new administration in Washington, D.C.; supervision and examination by the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System and the Consumer Financial Protection Bureau; effects of changes in existing U.S. government or government- sponsored mortgage programs; our ability to successfully implement technological changes; our ability to successfully consummate new business initiatives; litigation or other matters before regulatory agencies, whether currently existing or commencing in the future; or our ability to implement enhanced risk management policies, procedures and controls commensurate with shifts in our business strategies and regulatory expectations. This presentation may also contain forward-looking statements about the benefits of the merger with Sterling Bancorp (“Sterling”), including future financial and operating results of Sterling, Astoria or the combined company following the merger, the combined company’s plans, objectives, expectations and intentions, the expected timing of the completion of the merger, financing plans and the availability of capital, the likelihood of success and impact of litigation and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties which change over time. The following factors, among others, could cause actual results to differ materially from forward-looking statements: the inability to close the merger in a timely manner; the failure to complete the merger due to the failure of Sterling or Astoria common stockholders to approve the Sterling or Astoria merger proposals; failure to obtain applicable regulatory approvals and meet other closing conditions to the merger on the expected terms and schedule; the potential impact of announcement or consummation of the proposed merger on relationships with third parties, including customers, employees, and competitors; business disruption following the merger; difficulties and delays in integrating the Sterling and Astoria businesses or fully realizing cost savings and other benefits; Sterling’s potential exposure to unknown or contingent liabilities of Astoria; the challenges of integrating, retaining, and hiring key personnel; failure to attract new customers and retain existing customers in the manner anticipated; the outcome of pending or threatened litigation, or of matters before regulatory agencies, whether currently existing or commencing in the future, including litigation related to the merger; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; changes in Sterling’s stock price before closing, including as a result of the financial performance of Astoria prior to closing; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which Sterling and Astoria are highly dependent; changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, the Dodd-Frank Wall Street Reform and Consumer

Forward Looking Statements (continued) 3 Protection Act and other changes pertaining to banking, securities, taxation, rent regulation and housing, financial accounting and reporting, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Department of the Treasury and the Board of Governors of the Federal Reserve System; changes in interest rates, which may affect Sterling’s or Astoria’s net income, prepayment penalty income, mortgage banking income, and other future cash flows, or the market value of Sterling’s or Astoria’s assets, including its investment securities; changes in accounting principles, policies, practices, or guidelines; changes in Sterling’s credit ratings or in Sterling’s ability to access the capital markets; natural disasters, war, or terrorist activities; and other economic, competitive, governmental, regulatory, technological, and geopolitical factors affecting Sterling’s or Astoria’s operations, pricing, and services. We have no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. Additional Information About the Proposed Transaction and Where to Find It This communication is being made in respect of the proposed merger transaction involving Sterling and Astoria. Sterling has filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”), which includes a joint proxy statement of Astoria and Sterling and a prospectus of Sterling, and each party has and will file other documents regarding the proposed transaction with the SEC. A definitive joint proxy statement/prospectus will also be sent to the Astoria stockholders seeking any required stockholder approvals. Before making any voting or investment decision, investors and security holders of Astoria are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Sterling and Astoria with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Sterling may be obtained free of charge at Sterling’s website at www.sterlingbancorp.com and the documents filed by Astoria may be obtained free of charge at Astoria’s website at http://ir.astoriabank.com/. Alternatively, these documents, when available, can be obtained free of charge from Sterling upon written request to Sterling Bancorp, Attn: Investor Relations, 400 Rella Boulevard, Montebello, New York 10901 or by calling (845) 369-8040, or from Astoria upon written request to Astoria Financial Corporation, Attn: Investor Relations, One Astoria Bank Plaza, Lake Success, New York 11042 or by calling (516) 327-3000. Sterling, Astoria, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from Sterling's and Astoria's stockholders in favor of the approval of the merger. Information about the directors and executive officers of Sterling and their ownership of Sterling common stock is set forth in the proxy statement for Sterling's 2017 annual meeting of stockholders, as previously filed with the SEC on April 13, 2017. Information about the directors and executive officers of Astoria and their ownership of Astoria common stock is set forth in Amendment No. 1 to Astoria’s Annual Report on Form 10-K/A as previously filed with the SEC on April 13, 2017. Stockholders may obtain additional information regarding the interests of such participants in the merger by reading the registration statement and the proxy statement/prospectus when they become available.

Corporate Profile NYSE : AF » Astoria Financial, with assets of $14.1 billion is the holding company for Astoria Bank (established in 1888), with deposits of $8.9 billion, and is the eighth largest publicly traded financial institution in our core market » 23 consecutive years of core profitability as a public company (1) » Stable and healthy credit metrics throughout the financial crisis » Clean , well capitalized balance sheet » On March 6, 2017, Astoria Financial Corporation entered into a definitive agreement to merge with Sterling Bancorp (NYSE:STL) » On June 13, 2017 at a special meeting of shareholders, Astoria’s shareholders voted overwhelmingly to approve the merger . 4 (1) Refers to net income recalculated to exclude net realized gains and losses on securities, amortization of intangibles and impairment of goodwill, and other nonrecurring items. Core profitability is a non - GAAP financial measure .

Strategy and Business Fundamentals 5 Conservative Corporate Strategy • Core competencies: - Mortgage lending - Retail banking - Business banking • Reposition asset/liability mix - Focus on multi - family & commercial real estate loans - Expand business banking presence - Increase core deposits, decrease CDs • Disciplined cost control Disciplined Lending • Multi - family & commercial real estate lending - High quality - Approximately 85% of multi - family loan portfolio and pipeline loans are subject to rent control or rent stabilization - Low LTVs • Residential lending - Geographically diverse loan portfolio - Low LTVs and no sub - prime, payment option or negative amortization loans - Primarily jumbo 5/1 and 7/1 ARMs and 15 year fixed rate loans Attractive and Stable Franchise • Significant deposit market share (1) • Core market is more densely populated and wealthier than U.S. average (1) Strong Leadership and Culture • Solid & seasoned management team • Significant community involvement through funding and volunteer efforts Sources: SNL Financial LC, Company filings. (1) Deposit market share as of June 30, 2016. Core market includes Long Island market consisting of Kings, Queens, Nassau and Suffolk counties .

Strong Capital Position 6 Tier 1 Leverage Common Equity Tier 1 Risk-Based Tier 1 Risk-Based Total Risk-Based Tangible Common Equity 12.28% 22.28% 22.28% 23.32% 11.34% 19.03% 20.68% 21.71% 10.20% Bank Holding Company At June 30, 2017 Note: The regulatory capital ratios represent calculations under the Basel III Capital Rules, which became effective for Astoria Bank and Astoria Financial Corporation on January 1, 2015, and the Dodd - Frank Act.

Multi - family/Commercial Real Estate Lending MF/CRE loan portfolio totaled $4.7 billion at June 30, 2017 and represents 47% of the total loan portfolio. » $4.7 billion portfolio  2Q17 originations of $127.3 million, with a weighted average LTV at origination of approximately 34% and weighted average debt service coverage ratio of approximately 1.63, all in footprint  Weighted average LTV (1) on total MF/CRE loan portfolio < 42% » Focus on rent controlled, rent stabilized apartments in New York City  Approximately 85% of the multi - family loan portfolio and pipeline loans are subject to rent control or rent stabilization  Pipeline of approximately $123.9 million at June 30, 2017 with weighted average coupon of approximately 3.55% 7 (1) LTV ratios are based on current principal balances and original appraised values .

Residential Mortgage Lending » $5.0 billion portfolio » Primarily prime, jumbo 5/1 and 7/1 hybrid ARMs and 15 year fixed rate loans » No sub - prime, payment option or negative amortization ARM lending » 2Q17 originations of $86.3 million with a weighted average LTV at origination of approximately 57% » Weighted average LTV (1) on total residential loan portfolio <56% » Pipeline of approximately $80.9 million at June 30, 2017 8 (1) LTV ratios are based on current principal balances and original appraised values .

Retail Banking Philosophy » Consultative approach to helping consumers achieve financial health and well - being » Pro - active sales culture – PEAK Process » Focus on customer service  High customer satisfaction  Favorably positioned against the competition » Community involvement  Support over 700 local organizations and not - for - profit agencies 9 Astoria Bank is an integral part of the fabric of the communities it serves

Strong Banking Footprint 10 CORE MARKET (Kings, Queens, Nassau & Suffolk) Total Population – 7.9 Million (Exceeds population of 38 individual U.S. states) Total Deposits - $234.6 Billion Kings County (Brooklyn) Population: 2.7 million Median household income: $51K Deposits: $ 1.2 billion Branches: 12 Market share: 2% Queens County Population: 2.4 million Median household income: $61K Deposits: $ 2.2 billion Branches: 18 Market share: 4% Nassau County Population: 1.4 million Median household income: $103K Deposits: $3.4 billion Branches: 28 Market share: 5 % Suffolk County * Population: 1.5 million Median household income: $92K Deposits: $ 2.0 billion Branches: 26 Market share: 4% Manhattan (NYC) Population: 1.7 million Median household income: $78K Deposits: $75.7 million Branches : 1 Westchester Population: 1.0 million Median household income: $88K Deposits: $0.3 billion Branches: 3 Market share: 0.4% Well Positioned in Core Long Island Market Sources: FDIC Summary of Deposits (as of June 30, 2016) SNL Financial LC

Leading Retail Banking Franchise » Changed name to Astoria Bank on June 1, 2014  Better reflects our business as a diversified, full service community bank » $8.9 billion in deposits, 88 branch locations  Stable source of funds – weighted average rate: 30%  C ore deposits * totaled $7.4 billion , or 83% of total deposits  53% of households that have a retail CD account also have a low cost checking, savings or money market account relationship » 93% of depositors, with $8.0 billion in deposits, live within 5 miles of a branch » Banking branches with high average deposits contribute to franchise value  Long Island Offices (84) – Nassau (28), Suffolk (26), Queens (18), Brooklyn (12) Average Deposits of $102 Million (1)  Westchester Offices (3) – Average Deposits of $104 Million  New York City Office (1) – Opened March 31, 2014 – Deposits of $64 Million » Multiple delivery channels  ATM’s, telephone, Internet and mobile banking 11 * Core deposits include savings, money market and checking accounts (1) Average Deposits for core Long Island offices do not include the Long Island City branch, which opened on November 30, 2015 .

Business Banking Expansion » Business deposits totaled $1.1 billion at June 30, 2017 » 39 employees currently supporting the business at June 30, 2017, up from 21 at year - end 2012 » Approximately 70% of Astoria Bank’s 88 branches are headed by experienced commercial bankers » Business loans, including commercial real estate loans originated through business banking operations, have grown 3% in the past twelve months 12

Current Focus » Balance Sheet Repositioning » Net Interest Margin Improvement » Interest Rate Risk Management » Asset Quality Improvement 13

Residential 56% MF 34% CRE 8% Other 2% Residential 52% MF 38% CRE 7% Other 3% Residential 51% MF 40% CRE 7% Other 2% Balance Sheet Repositioning Trend 14 Deposits Core 81% CDs 19% Core 83% CDs 17% Loans At June 30, 2017 2015 Core 75% CDs 25% 2016

Current Focus » Balance Sheet Repositioning » Net Interest Margin Improvement » Interest Rate Risk Management » Asset Quality Improvement 15

Net Interest Margin 16 2013 2014 2015 2016 2017 2.25% 2.32% 2.36% 2.37% 2.35% 2013 2014 2015 2016 2Q 2017 Cost of interest - bearing liabilities 1.24% 1.09% 1.00% 0.96% 0.99% Yield on interest - earning assets 3.41% 3.34% 3.29% 3.25% 3.25%

» Balance Sheet Repositioning » Net Interest Margin Improvement » Interest Rate Risk Management » Asset Quality Improvement Current Focus 17

Interest Rate Risk Management » One year cumulative interest rate sensitivity gap at March 31, 2017: POSITIVE 8.13% » Key balance sheet components  At June 30, 2017 core deposits totaled $7.4 billion, or 83%, of total deposits  Approximately $3.9 billion , or 40%, of mortgage portfolio matures or reprices in one year or less  Weighted average life of MBS portfolio of 4.2 years 18

» Balance Sheet Repositioning » Net Interest Margin Improvement » Interest Rate Risk Management » Asset Quality Improvement Current Focus 19

Asset Quality » Conservative underwriting, top quality loans, low LTV  $3.0 billion , or 59% of residential portfolio, originated 2008 through 2Q17 with a weighted average LTV of 54% (1) , substantially all of which are current  Residential I/O portfolio reduced by $1.6 billion, or 92.0%, over last 3 years ($376.8 million, or 72.5%, over the last year alone) to $142.6 million at June 30, 2017  Top quality multi - family and commercial real estate loan portfolios ▪ Approximately 85% of multi - family loan portfolio and pipeline loans are subject to rent control or rent stabilization ▪ Average LTV for portfolio loans < 56% (1) » Top quality MBS portfolio  99.96% GSE/agency  Average life 4.2 years 20 (1) LTV ratios are based on current principal balances and original appraised values .

Asset Quality 21 (1) Includes $124.1 million of home equity loans. (2) Includes $26.4 million of residential loans, $1.7 million of multi - family loans, $4.1 million of CRE loans, in each case, which were current or less than 90 days past due. (3) Does not foot due to rounding. (4) Includes loans which were current totaling $25.0 million at June 30, 2017, $40.8 million at June 30, 2016 and $48.9 million at June 30, 2015 Consumer & Multi-family Loan portfolio balance $ 5,015.4 $ 3,986.5 $ 668.9 $ 228.8 (1) $ 9,899.6 Non-performing loans (NPLs) (2) $ 128.0 $ 2.7 $ 4.9 $ 4.4 $ 140.0 NPLs/total loans 1.29% 0.03% 0.05% 0.04% 1.41% Net loan charge-offs (recoveries) 2Q17 $ 0.7 $ 0.1 $ (0.4) $ 0.1 $ 0.5 Net loan charge-offs (recoveries)YTD $ 1.9 $ 0.1 $ (0.5) $ 0.1 $ 1.7 (3) Other Residential TotalCRE Selected asset quality metrics at June 30, 2017 , except as noted ($ in millions ) + = At June 30, 2015 $ 93.2 $ 56.7 $ 66.1 $ 122.8 $ 216.0 At June 30, 2016 $ 83.4 $ 48.5 $ 106.7 $ 155.2 $ 238.6 163.9 At June 30, 2017 $ 72.6 $ 32.1 $ 107.9 $ 140.0 $ 212.6 Past Due (4) Past Due NPLs Total Delinquent Loans and NPLs Total Delinquent Loans 30-89 Days Past Due NPLs 90 Days or More NPLs Less Than 90 Days Two year delinquent loan migration trend (in millions)

Investment Summary » Conservative Corporate Strategy  Quality mortgage lending  Quality retail and business banking  Disciplined cost control  Well capitalized for all bank regulatory purposes » Disciplined Lending  Multi - family/CRE 2Q17 originations of $127.3 million with a weighted average LTV at origination of approximately 34% and weighted average debt service coverage ratio of approximately 1.63 all in footprint  Residential 2Q17 originations of $86.3 million with a weighted average LTV at origination of approximately 57%  $3.0 billion, or 59% of residential portfolio, originated 2008 through 2Q17, with weighted average LTVs of approximately 54% (1) , substantially all of which are current  No Alt A loans originated since 2007  Residential I/O portfolio reduced by $1.6 billion, or 92.0% over last 3 years ($376.8 million, or 72.5% over the last year alone) to $142.6 million at June 30, 2017 » Attractive and Stable Franchise  Significant deposit market share in core market (2)  Core deposit growth – emphasis on personal and business checking » Strong Leadership and Culture  Average of 35 years of executive management experience  Insider ownership at 10% 22 (1) LTV ratios are based on current principal balances and original appraised values. (2) Core market includes Kings, Queens, Nassau and Suffolk counties.

Addendum

Solid and Seasoned Management Team 24 Responsibility Age Years in Banking Monte N. Redman President & CEO Chief Executive Officer 66 43 Hugh J. Donlon Sr. EVP & CLO Chief Lending Officer 53 31 Alan P. Eggleston Sr. EVP & CRO Chief Risk Officer 63 37 Frank E. Fusco Sr. EVP & CFO Chief Financial Officer 54 28 Josie Callari Executive Vice President Chief Support Services Officer 64 45 Robert J. DeStefano Executive Vice President Chief Information Officer 58 38 Brian T. Edwards Executive Vice President Managing Director, Retail Banking Group 56 24

Asset and Liability Repricing » CDs were either issued or repriced during June 2017 with a weighted average rate of 0.65% » CDs scheduled to mature:  3Q17: $0.2 billion with a weighted average rate of 0.42%  4Q17: $0.1 billion with a weighted average rate of 0.51% » Borrowings scheduled to mature:  3Q17: $0.8 billion with a weighted average rate of 1.19%  4Q17: $0.2 billion with a weighted average rate of 1.38% » Residential hybrid ARMs scheduled to reset into 1 year ARMs:  3Q17: $0.6 billion with a weighted average rate of 3.60%  4Q17: $0.5 billion with a weighted average rate of 3.73% 25 $0.3 billion in CDs Weighted Average Rate: 0.45% $1.0 billion in Borrowings Weighted Average Rate: 1.23% $1.1 billion in Residential Hybrid ARMs Weighted Average Rate: 3.66%

Residential Loan Portfolio 26 $7.6 $7.4 $6.3 $5.1 $3.8 $3.0 $2.2 $1.5 $0.7 $0.3 $0.1 $4.0 $4.9 $5.6 $5.8 $6.8 $6.7 $5.8 $5.4 $5.3 $5.1 $4.9 $11.6 $12.3 $11.9 $10.9 $10.6 $9.7 $8.0 $6.9 $6.0 $5.4 $5.0 Interest-Only Amortizing 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2Q17 $2.9 $2.5 $2.1 $1.8 $1.6 $1.4 $1.2 $1.0 $0.9 $0.7 $0.7 $8.7 $9.8 $9.8 $9.1 $9.0 $8.3 $6.8 $5.9 $5.1 $4.7 $4.3 $11.6 $12.3 $11.9 $10.9 $10.6 $9.7 $8.0 $6.9 $6.0 $5.4 $5.0 Alt A Full Doc Interest - Only (1) vs . Amortizing Alt A (2) vs. Full Doc (in Billions ) (1) Interest - Only loans require borrowers to pay interest only during the first ten years of the loan term. No interest - only loans h ave been originated since 2010. (2) Alt A loans are comprised primarily of stated income, full asset loans. No Alt A loans have been originated since 2007 . (3) Included in Alt A loans are $29.3 million of interest - only loans (3)

Geographic Composition of Residential Loan Originations 27 New York 51% New Jersey 7% Washington 5% Massachusetts , 5% California 8% Connecticut 5% Other < 5% 11% Illinois , 8% New York 47% New Jersey 6% Washington 7% Massachusetts 7% Other < 5% 19% California 8% Illinois 6% For the three months ended June 30, 2017 For the six months ended June 30, 2017 Total Residential Loan Originations $108.2 Million (1) Weighted Average LTV: 57% (3) Total Residential Loan Originations $274.6 Million (2) Weighted Average LTV:57% (3) (1) Includes $21.9 million originated for sale . (2) Includes $52.5 million originated for sale. (3) Loans originated for portfolio.

Significant Market Share Penetration 28 June 30, 2016 Market # of DepositsInstitution Deposits Share Branches Per Branch 1 Chase $ 54,232 23.1% 345 $157 2 Citibank 27,222 11.6 122 223 3 Capital One 25,464 10.9 159 160 4 NY Community Bancorp 15,602 6.7 118 132 5 TD Bank 15,496 6.6 119 130 6 Bank of America 12,184 5.2 118 103 7 HSBC 10,978 4.7 78 141 8 ASTORIA* 8,756 3.7 84 104 9 Signature Bank 8,384 3.6 15 559 10 Santander 7,570 3.2 38 199 Total - Top 10 $ 185,888 79.2% 1,196 $155 Total - Core Market $ 234,643 100.0% 1,728 $136 Brooklyn, Queens, Nassau and Suffolk Ranked by June 2016 Market Share ($ in millions) * Astoria’s deposits highlighted above are comprised of retail and business community deposits. Astoria does not solicit broker or municipal deposits . Source: FDIC Summary of Deposits. Data as of June 30, 2016. Data represents the top ten institutions ranked by market share.

Retail CDs: $2.7B @ 1.47 % Core Deposits (Savings , Money Market and Checking): $6.8B @ 0.11% Core Deposits (Savings , Money Market and Checking): $7.4B @ 0.13% Retail CDs: $1.5B @ 1.11/% 83% 17% 75% 25% 81% 19% Retail CDs: $1.7B @ 0.98% Core Community Deposits 29 Core Deposits (Savings , Money Market and Checking): $7.2B @ 0.12% 2015 53 % of the households that have a retail CD account also have a low cost checking, savings or money market account relationship. 2016 Low - cost core deposits increasing as a percentage of total deposits Retail CDs: $2.3B @ 1.31% Core Deposits (Savings , Money Market and Checking): $6.9B @ 0.12 % At June 30, 2017

Sales – PEAK Process » A “needs” based approach to sales rather than “product” based approach » Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network » Incentives for strong performance, both individual and team 30 P erformance based on E nthusiasm, A ctions and K nowledge “Sales Oriented and Service Obsessed”

Customer Satisfaction » 77% of Astoria customers are highly satisfied » 74% of Astoria customers are highly likely to recommend Astoria to friend/family member » Satisfaction with the branch is by far the strongest driver of overall satisfaction – 87% of Astoria customers are highly satisfied with quality of branch service 31 Key Findings: Favorably Positioned Against Competitors Results are based on a 2014 Customer Satisfaction Survey.

Community Involvement » Education First  Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live and the neighborhoods we serve » Neighborhood Outreach  Through funding and volunteer efforts, supports over 700 community - based organizations and not - for - profit agencies that enrich the communities within our market area  Reinforces community involvement by promoting neighborhood news and events in our local community branches 32 Key Initiatives Astoria Bank is an integral part of the fabric of the communities it serves

Contact Information 33 Web Site: www.astoriabank.com Email: ir@astoriabank.com Telephone: (516) 327 - 7877 Address: Astoria Financial Corporation Attn: Investor Relations One Astoria Bank Plaza Lake Success, NY 11042